Filed Pursuant to Rule 497

File No. 333-184474

FS INVESTMENT CORPORATION II

Supplement dated June 17, 2013 to Prospectus dated May 14, 2013

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation II dated May 14, 2013, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 34 of the Prospectus before you decide to invest in shares of our common stock.

Prospectus Summary

This supplement amends the section of the Prospectus entitled “Prospectus Summary—Risk Factors” by deleting the bulleted risk “The total return swap, or the TRS, entered into by our wholly-owned financing subsidiary exposes us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.”

Risk Factors

This supplement amends the section of the Prospectus entitled “Risk Factors—Risks Related to Our Investments” by deleting the risk entitled “We may enter into total return swap agreements or other derivative transactions which expose us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.”

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Senior Securities

This supplement supplements and amends the sections of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Total Return Swap” and “Senior Securities—Total Return Swap” by adding the following immediately after the last paragraph of each such section:

On June 13, 2013, Del River and Citibank entered into a Termination Acknowledgment (TRS) pursuant to which Del River and Citibank agreed to immediately terminate the TRS and all transactions thereunder. Pursuant to the TRS Agreement, Del River was permitted to terminate the TRS upon prior written notice to Citibank and no termination fee was payable in connection with the termination of the TRS.